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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Registration Statements on Form S-8 (File Nos. 2-83724, 33-12324, 33-38267 and 33-55587) of our report dated March 22, 1996 on the financial statements included in the Annual Report on Form 11-K of Transamerica Corporation Employees Stock Savings Plan for the year ended December 31, 1995.




                                                            Ernst & Young LLP

Los Angeles, California
March 22, 1996